Income Taxes (Details 1) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets (liabilities):
Net operating loss carryforwards	$ 4,681,000	$ 3,814,000
Deferred revenue		16,000
Stock based compensation	940,000	613,000
Accrued compensation	70,000	48,000
Deferred tax liabilities	634,000	600,000
Depreciation and amortization	4,816,000	4,691,000
Other	12,000	9,000
Total deferred tax assets	11,153,000	9,791,000
Valuation allowance for net deferred tax assets	(11,153,000)	(9,791,000)
Total